                          STOCK YARDS BANK & TRUST CO.
                          SENIOR OFFICERS SECURITY PLAN

                                     PURPOSE

     The purpose of the Stock Yards Bank & Trust Co. Senior Officers Security Plan is to provide specified benefits to a select group of management and highly compensated Employees who contribute materially to the continued growth, development and future business success of Stock Yards Bank & Trust Co.

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                          STOCK YARDS BANK & TRUST CO.

                          SENIOR OFFICERS SECURITY PLAN

                                TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
ARTICLE I                           DEFINITIONS                                                  1
ARTICLE II                          ELIGIBILITY AND MEMBERSHIP                                   3
ARTICLE III                         DEATH BENEFIT                                                4
ARTICLE IV                          DISABILITY BENEFIT                                           5
ARTICLE V                           RETIREMENT BENEFIT                                           6
ARTICLE VI                          VESTING                                                      7
ARTICLE VII                         SOURCE OF BENEFITS                                           8
ARTICLE VIII                        TERMINATION OF PARTICIPATION                                10
ARTICLE IX                          TERMINATION, AMENDMENT,
                                    MODIFICATION OR SUPPLEMENT
                                    OF PLAN                                                     11
ARTICLE X                           RIGHT TO ACQUIRE INSURANCE                                  12
ARTICLE XI                          ADMINISTRATION OF THE PLAN                                  13
ARTICLE XII                         BENEFICIARY                                                 15
ARTICLE XIII                        LEAVE OF ABSENCE                                            16
ARTICLE XIV                         TERMINATION OF EMPLOYMENT                                   17
ARTICLE XV                          OTHER BENEFITS AND AGREEMENTS                               18
ARTICLE XVI                         RESTRICTIONS ON ALIENATION
                                    OF BENEFITS                                                 19
ARTICLE XVII                        MISCELLANEOUS                                               20

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                                    ARTICLE I

                                   DEFINITIONS

     For purposes hereof, unless otherwise clearly apparent from the context, the following phrases or terms shall have the indicated meanings:

     1.1 "Beneficiary" shall mean the person or persons or the estate of a Member entitled to receive any benefits under this Plan.

     1.2 "Committee" shall mean the Administrative Committee appointed to manage and administer the Plan, in accordance with the provisions of Article XIV hereof.

     1.3  "Bank" shall mean the Stock Yards Bank & Trust Co.

     1.4 "Employee" shall mean any person who is in the regular full time employment of the Bank as determined by the personnel rules and practices of the Bank. The term does not include persons who are retained by the Bank as consultants only.

     1.5 "Member" shall mean an Employee who is selected and elects to participate in the Plan as provided in Article II hereof.

     1.6 "Plan" shall mean the Stock Yards Bank & Trust Co. Senior Officer Security Plan.

     1.7 "Plan Agreement" shall mean the form of written agreement, attached hereto as Exhibit 1 and Exhibit 2 which is entered into by and between the Bank and an Employee selected to become a Member as a condition to membership in the Plan.

     1.8 "Retirement" and "Retire" shall mean severance from employment with the Bank at or after the attainment of 65 years of age.

     1.9 "Total Disability" of any Employee will mean that the Employee is unable, because of bodily injuries sustained or disease originating after becoming a Member of the Plan to perform any and every duty of the Employer's regular occupation. However, after a period of such Total Disability has continued for 60 months, the Employee will be deemed to be totally disabled only if unable, because of such bodily injury or sickness, to perform any and every duty of any occupation for which the Employee is reasonably fitted by education, training or experience. The total and irrecoverable loss of the sight of both eyes, or the use of both hands or both feet or of one hand and one foot, will be considered Total Disability.

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                                   ARTICLE II

                           ELIGIBILITY AND MEMBERSHIP

     2.1 In order to be eligible for membership in the Plan, an Employee must be selected by the Committee which, in its sole discretion, shall determine eligibility for membership in accordance with the purposes of the Plan.

     2.2 An Employee, having been selected for membership by the Committee, shall, as a condition to membership, complete and return to the Committee a duly executed Plan Agreement, in the forms attached as Exhibit 1 and Exhibit 2 hereof electing to participate in the Plan and agreeing to the terms thereof.

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                                   ARTICLE III

                                  DEATH BENEFIT

     3.1 n the event a Member dies before his 65th birthday and the Plan is in effect at the time, the Bank will pay or cause to be paid a Death Benefit to such Member's beneficiary in the amount or amounts set forth in his Plan Agreement and as therein specified, commencing on the first day of the month following the date of death of the Member, or as otherwise therein specified.

     3.2  The Bank will pay or cause to be paid such Death Benefit only if
(a) at the time of such Member's death prior to age 65, (i) Member was an Employee and had not retired prior to age 65, or was then on authorized leave of absence; or (ii) Member was not an Employee but was fully vested pursuant to
Section 6.1 of his termination of employment; (b) such death was due to causes other than suicide within two (2) years after the date of his Plan Agreement; and, (c) Member's Plan Agreement had been kept in force until such time of death.

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                                   ARTICLE IV

                               DISABILITY BENEFIT

     4.1 If an Employee becomes a member prior to attaining age 55 1/2 and becomes Totally Disabled before age 65, and if such Total Disability continues for more than six (6) months, such Member will be entitled to the disability benefit provided in the Employee Plan Agreement for so long as the Total Disability continues.

     4.2 In the event a Member dies prior to attaining age 65 while receiving the disability benefit, the Death Benefit provided in Article III will be paid. If, while receiving disability benefit, a Member attains the age of 65, and he shall thereupon retire, or if he shall retire before age 65, the Retirement Benefit provided in Article V will be paid.

     4.3 The determination of what constitutes Total Disability and the removal thereof for purposes of this Article, shall be made by the Committee, in its sole discretion in accordance with the definition of Total Disability found in Section 1.9, and such other information considered relevant by the Bank, and the Committee's determination shall be conclusive.

     4.4 The Bank will not be obligated to provide a disability benefit for any reason in the case of an Employee who becomes a Member initially after age 55 1/2.

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                                    ARTICLE V

                               RETIREMENT BENEFIT

     5.1 If (a) (i) a Member has remained an Employee until age 65 and shall then retire, or (ii) a Member is not an Employee at age 65, but was fully vested pursuant to Section 6.1 as of his termination of employment; and (b) if the Plan and his Plan Agreement have been kept in force, the Bank will pay or cause to be paid to such Member, as a Retirement Benefit, the amount per month set forth in his Plan Agreement, commencing on the first day of the month following such Member's retirement, or as his Plan Agreement shall otherwise specify.

     5.2 A member who (i) is not an Employee but was " fully vested pursuant to Section 6.1 as of the termination of his employment and (ii) has attained age 55 and has not attained age 65 shall be entitled to a Retirement Benefit at an actuarially reduced amount determined by the Committee, commencing on the first day of the month following such retirement, or if so provided in the Plan Agreement, commencing at a later date which shall not be subsequent to the first day of the calendar month after the Member attained age 65.

     5.3  If a Member shall die after becoming entitled to a Retirement
Benefit (whether retirement is before "or after age 65), but before such entitlement is fully satisfied, the Retirement Benefit payments then remaining unpaid to such Member shall be paid to such Member's beneficiary, in accordance with the payment schedule pursuant to which payments are being made under Sections 5.1 and 5.2 "

     5.4 If a Member shall die after attaining age 65 but before he retires, all Retirement Benefit payments which would have been paid had such Member retired on the date of his death shall be paid to such Member's beneficiary in accordance with his Plan Agreement, commencing on the first day of the month following the date of death of such Member.

     5.5 If a Member shall die under the circumstances set forth in Sections 5.3 and 5.4 above, then no Death Benefit as provided for in Article III shall be payable to his beneficiary, but such beneficiary shall receive his Retirement Benefit payments as set forth in said Section; provided, however, a Member may irrevocably elect, by so indicating in his Plan Agreement, to have any Retirement Benefit to which he would have become entitled upon retirement to be accumulated by the Bank and paid to his beneficiary as a Death Benefit at the time of his death in the manner set forth in his Plan Agreement.

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                                   ARTICLE VI

                                     VESTING

     6.1 Notwithstanding any provision contained herein which may imply or specify to the contrary, a Member shall have no right to receive (i) a Retirement Benefit and (ii) in the case of a Member who is not an Employee, a Death Benefit or Disability Benefit all as defined herein, unless the member is fully vested. A member will be fully vested at the earlier of (i) the Member's attaining age 65 or (ii) the Member's completion of ten (10) years of service with the Bank.

     6.2 If the employment of a Member is terminated for any reason other than death, disability or retirement as provided in Articles III, IV and V, respectively, and if the Member is fully vested as provided in 6.1 above, the Member may, at the Member's option, and without the consent of the Bank, continue the benefits of the Plan for the Member by making a contribution to the Bank in the amount and at the time shown in the Plan Agreement.

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                                   ARTICLE VII

                               SOURCE OF BENEFITS

     7.1 Amounts payable hereunder shall be paid exclusively from the general assets of the Bank, and no person entitled to payment hereunder shall have any claim, right, security interest or other interest in any fund, trust, account, insurance contract, or asset of the Bank which may be looked to for such payment. The Bank's liability for the payment of benefits hereunder shall be evidenced only by this Plan and each Plan Agreement entered into between the Bank and a Member.

     7.2 While the Bank shall not be obligated to invest in any specific asset or fund, or purchase any insurance policy in order to provide the means for payment of any liabilities under the Plan, the Bank may elect to do so and, in such event, no Member shall have any interest whatever in such asset, fund or insurance policy. In the event the Bank elects to purchase insurance contracts on the life of a Member as a means of making, offsetting or contributing to any payment, in full or in part, which may become due and payable by the Bank under the Plan or a Member's Plan Agreement, such Member agrees to cooperate in the securing of life insurance on his life by furnishing such information as the Bank and the insurance carrier may require, including the results and reports of previous Bank and other insurance carrier physical examinations, taking such additional physical examinations as may be requested, and taking any other action which may be requested by the Bank and the insurance carrier to obtain such insurance coverage. If a Member does not cooperate in the securing of such life insurance, or if the Bank for any reason is unable to obtain life insurance in the requested amount on the life of a Member, the Bank shall have no further obligation to such Member under the Plan and such Member's Plan Agreement shall terminate.

     7.3 The Bank shall be the sole owner of any insurance policy or policies acquired on the life of a Member, with all incidents of ownership therein, including (but not limited to) the right to cash and loan values, dividends (if any), death benefits, and the right of terminations thereof, and a Member shall have no interest whatever in such policy or policies (if any), and shall exercise none of the incidents of ownership thereof.

     7.4 The Bank shall have no obligation of any nature whatsoever to a Member under the Plan or Member's Plan Agreement, except as otherwise expressly provided in the Plan, if the Bank purchases life insurance on a Member's life pursuant to the Plan and the circumstances of the Member's death preclude payment of death proceeds under the contract.

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                                  ARTICLE VIII

                          TERMINATION OF PARTICIPATION

     8.1 A Member reserves the right to terminate his participation in the Plan and his Plan Agreement at his election at any time by giving the Bank written notice of such termination not less than 30 days (i) prior to the anniversary date of any policy or policies of insurance on the life of such Member which may be in force and utilized by the Bank in connection with the Plan or (ii) prior to the date a Member selects for termination if no insurance contract or policy is in effect.

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                                   ARTICLE IX

           TERMINATION, AMENDMENT, MODIFICATION OR SUPPLEMENT OF PLAN

     9.1 The Bank reserves the right to terminate, amend, modify or supplement this Plan, wholly or partially, and from time to time, at any time. The Bank likewise reserves the right to terminate, amend, modify or supplement any Plan Agreement, wholly or partially, and from time to time. Such right to terminate, amend, modify or supplement the Plan or Plan Agreement shall be exercised for the Bank by the Committee; provided, however, that:

     (a) No action to terminate the Plan shall be taken except upon written notice to each Member to be affected thereby, which notice shall be given not less than 30 days prior to such action;

     (b) The Committee shall take no action to terminate the Plan or a Plan Agreement with respect to a Member or his Beneficiary after the payment of any benefits pursuant to Article III, Article IV or Article V of this Plan has commenced and has not been completed.

     9.2 Upon the termination of this Plan or any Plan Agreement, respectively, by either the Committee or a Member in accordance with the provisions for such termination, neither the Plan nor the Plan Agreement shall be of any further force and effect, and no party shall have any further obligation under either this Plan or any Plan Agreement so terminated, except as may be provided for in Article X.

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                                    ARTICLE X

                           RIGHT TO ACQUIRE INSURANCE

     10.1 If the Bank terminates the Plan, and if the Member's Plan
Agreement has been kept in force until such time, and if the Bank, pursuant to the terms of the Plan, is then utilizing a policy or policies of insurance on the life of such Member, then the Member, within thirty (30) days after such termination or discontinuance, shall have the right to acquire ownership of any such insurance policy or policies, subject to all loans and other charges outstanding against such policy or policies, including loans made for the purpose of reimbursing the Bank for interest and other costs incurred as a result of maintenance of the policy.

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                                   ARTICLE XI

                           ADMINISTRATION OF THE PLAN

     11.1 The general administration of this Plan, as well as construction and interpretation thereof, shall be vested in the Committee, the number and Members of which shall be designated and appointed from time to time by, and shall serve at the pleasure of the Executive Committee of the Board of Directors of the Bank. Any such Member of the Committee may resign by notice in writing filed with the Secretary of the Committee. Vacancies shall be filled promptly by the Executive Committee of the Board of Directors of the Bank. Each person appointed a Member of the Committee shall signify his acceptance by filing a written acceptance with the Secretary of the Committee.

     11.2 The Executive Committee of the Board of Directors of the Bank may designate one of the Members of the Committee as Chairman and may appoint a Secretary who need not be a Member of the Committee. The Secretary shall keep minutes of the Committee's proceedings and all data, records and documents relating to the Committee's administration of the Plan. The Committee may appoint from its number such subcommittees with such powers as the Committee shall determine and may authorize one or more Members of the Committee or any agent to execute or deliver any instrument or make any payment on behalf of the Committee.

     11.3 All resolutions or other actions taken by the Committee shall be by the vote of a majority of those present at a meeting at which a majority of the Members are present, or in writing by all the Members at the time of office if they act without a meeting.

     11.4 Subject to the Plan, the Committee shall from time to time establish rules, forms and procedures for the administration of the Plan. Except as herein otherwise expressly provided, the Committee shall have the exclusive right to interpret the Plan and to decide any and all matters arising thereunder or in connection with the administration of the Plan, and it shall endeavor to act, whether by general rules or by particular decisions, so as not to discriminate in favor of or against any person. The Committee shall have the exclusive right to determine (i) disability in respect of a Member and

     (ii) the degree thereof, either or both determinations to be made on he basis of such medical and/or other evidence as the Committee, in its sole judgment, may require. Such decisions, actions and records of the Committee shall be conclusive and binding upon the Bank and all persons having or claiming to have any right or interest in or under the Plan.

     11.5 The Members of the Committee and the officers and directors of the Bank shall be entitled to rely on all certificates and reports made by any duly appointed accountants, and on all opinions given by any duly appointed legal counsel. Such legal counsel may be counsel for the Bank.

     11.6 No Member of the Committee shall be liable for any act or omission of any other Member of the Committee, nor for any act or omission on his own part, excepting only his own willful misconduct. The Bank shall indemnify and save harmless each Member of the Committee against any and all expenses and liabilities arising out of his membership on the Committee, excepting only expenses and liabilities arising out of his own willful misconduct. Expenses against which a Member of the Committee shall be indemnified hereunder shall include, without limitation, the amount of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted, or a proceeding brought or settlement thereof. The foregoing right of indemnification shall be in addition to any other rights to which any such Member of the Committee may be entitled as a matter of law.

     11.7 In addition to the powers hereinabove specified, the Committee shall have the power to compute and certify under the Plan the amount and kind of benefits from time to time payable to Members and their Beneficiaries and to authorize all disbursements for such purposes.

     11.8 To enable the Committee to perform its functions, the Bank shall supply full and timely information to the Committee on all matters relating to the compensation of all Members, their retirement, death or other cause for termination of employment, and such other pertinent facts as the Committee may require.

     11.9 The Committee shall also have the power, in its sole discretion, to change the manner and time of payments to be made to a Member or his Beneficiary from that set forth in the Member's Plan Agreement, if requested to do so by such Member or Beneficiary.

                                   ARTICLE XII

                                   BENEFICIARY

12.1 A Member shall designate his Beneficiary to receive benefits under the Plan by completing the appropriate space in the Plan Agreement. If more than one Beneficiary is named, the shares and/or precedence of, each Beneficiary shall be indicated. A Member shall have the right to change the Beneficiary by submitting to the Committee a change of Beneficiary in the form attached as Exhibit 3 hereof; provided, however, no change of beneficiary shall be effective until acknowledged in writing by the Bank. If the Bank has any doubt as to the proper Beneficiary to receive payments hereunder, the Bank shall have the right to withhold such payments until the matter is finally adjudicated. Any payment made by the Bank, in good faith and in accordance with this Plan, shall fully discharge the Bank from all further obligations with respect to such payment.

                                 ARTICLE XIII

                                LEAVE OF ABSENCE

     13.1 If a Member is authorized by the Bank for any reason, including military, medical or other, to take a leave of absence from employment, the leave of absence shall not be counted as service with the Bank for purposes of
Section 6.1.

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                                   ARTICLE XIV

                            TERMINATION OF EMPLOYMENT

14.1 The Plan and Plan Agreement, either singly or collectively, do not in any way obligate the Bank or any subsidiary of the Bank to continue the employment of a Member with the Bank, nor does either limit the right of the Bank at any time and for any reason to terminate the Member's employment. Termination of a Member's employment with the Bank for any reason, whether by action of the Bank or member shall immediately terminate his participation in the Plan and his Plan Agreement, and all further obligations of either party thereunder, except as may be provided in Article VI and Article X. In no event shall the Plan or the Plan Agreement, either singly or collectively, by their terms or implications constitute an employment contract of any nature whatsoever between the Bank and a Member.

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                                   ARTICLE XV

                          OTHER BENEFITS AND AGREEMENTS

     15.1 The benefits provided for a Member and Member's Beneficiary under the plan are in addition to any other benefits available to such Member under any other plan or program of the Bank for its employees, and, except as may otherwise be expressly provided for, the Plan shall supplement and shall not supersede, modify or amend any other plan or program of the Bank or a Member. Moreover, benefits under the Plan shall not be considered compensation for the purpose of computing contributions or benefits under any plan maintained by the Bank or any of its subsidiaries which is qualified under Sections 40l(a) and 501(a), Internal Revenue Code OF 1954, as amended.

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                                   ARTICLE XVI

                     RESTRICTIONS ON ALIENATION OF BENEFITS

     16.1 No right or benefit under the Plan or a Plan Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If any Member or Beneficiary under the Plan should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right to a benefit hereunder, then such right or benefit, in the discretion of the Committee, shall cease and determine, and in such event, the Committee may hold or apply the same or any part thereof for the benefit of such Member or Beneficiary, his or her spouse, children, or other dependents, or any of them, in such manner and in such portion as the Committee may deem proper.

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                                  ARTICLE XVII

                                  MISCELLANEOUS

     17.1 Any notice which shall be or may be given under the Plan or a Plan Agreement shall be in writing and shall be mailed by United States mail, postage prepaid. If notice is to be given to the Bank, such notice shall be addressed to the Bank at Post Office Box 32890, Louisville, Kentucky 40232, marked for the attention of the Secretary Administrative Committee, Senior Officers Security Plan; or if notice to a Member, addressed to the address shown on such Member's Plan Agreement.

     17.2 Any party may, from time to time, change the address to which notices shall be mailed by giving written notice of such new address.

     17.3 The Plan shall be binding upon the Bank and its successors and assigns, and upon a Member, his Beneficiary, assigns, heirs, executors and administrators.

     17.4 The Plan and Plan Agreement shall be governed and construed under the laws of the Commonwealth of Kentucky as in effect at the time of their adoption and execution, respectively.

     17.5 Masculine pronouns wherever used shall include female pronouns and the singular shall include the plural.

     17.6 Any corporation which is a subsidiary of the Bank may, with the approval of the Bank, adopt this Plan and thereby come within the definition of Bank in Article I hereof.

                        STOCK YARDS BANK & TRUST COMPANY

                          SENIOR OFFICERS SECURITY PLAN

                             ELECTION TO PARTICIPATE

                                    EXHIBIT 1

     I acknowledge that, as an Employee of Stock Yards Bank & Trust Co. (the "Bank"), I have been offered an opportunity to participate in the Senior Officers Security Plan (the "Plan") described in the attached documents, and that I have elected:

[ ]  To participate in the Plan

[ ]  Not to participate in the Plan.

     I further acknowledge that neither the Bank nor any of its subsidiaries, affiliated companies, officers, employees or agents has any responsibility whatsoever for any changes which I may make in other personal plans or programs as a result of my decision regarding the Plan and they are fully released to such extent, and I understand that the Plan referred to in the attached Agreement may be terminated at any time, in the sole discretion of the Bank, without any obligation of any nature whatsoever to the Bank, except a Member shall have those rights provided for in Articles III, V and X of the Plan, to the extent that such may be applicable to him at the time of such termination.

Dated:, ________________________1980.
                                              ----------------------------------
                                              Employee

                     STOCK YARDS BANK & TRUST CO.

               SENIOR OFFICERS SECURITY PLAN AGREEMENT

                       EMPLOYEE PLAN AGREEMENT

                              EXHIBIT 2

1.   Employee's Total Covered Salary: $ _______________________ per month.

          This represents (the full amount) (____________________ %) of Employee's base earnings eligible for coverage at the date of Employee's application for this coverage.

2.   Total Death Benefit (death before age 65):

          (a) $_________________ per month for first 12 months.
          (b) $ _________________per month for next 108 months
                or until Employee would have attained age 65, whichever is later.

3.   Total Disability Benefit {for Employee becoming a. Member prior to age 55:

          (a) The Employee's Contribution shown as No.5 below would be eliminated.
          (b) $ ____________________ per month until the earlier of
              (i) Termination of the Employee's being Totally Disabled,
              (ii) the Employee's death or (iii) the Employee's attaining age 65.

4.   Total Retirement Benefit (after age 65):

     $ This amount would be paid in installments as follows:
     _________________________________________________________.
     _________________________________________________________
     _________________________________________________________


     If an Employee is (i) no longer employed but was fully vested pursuant to Section 6.1 as of the termination of his employment and (ii) has attained age 55 and has not attained age 65, he shall be entitled to the Retirement Benefit, actuarially reduced to an amount determined by the Committee and which shall be payable commencing at a date no later than the Employee's age 65. If Employee retires after age 55 and prior to age 65, the retirement benefit shall be actuarially reduced to an amount determined by the Committee, and shall be payable commencing at a date no later than the Employee's age 65.

5. If the employment of an Employee is terminated for any reason other than death, disability or retirement, and if the Employee is fully vested as provided in Section 6.1 of Article VI, the Employee may, at the Employee's option and without the consent of the Bank, continue the benefit of the Plan for the Employee by making a contribution on ___________(date) each year in an amount equal to $__________________ , with said contributions to continue until Employee has attained age ______________.

6.   Employee hereby designates as Primary Beneficiary under this Agreement:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     and Employee hereby designates as Secondary Beneficiary under this
     Agreement:

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     ---------------------------------------------------------------------------

     The term Beneficiary, as used herein, shall mean the Primary Beneficiary if such Primary Beneficiary survives the Employee by at least 30 days, and shall mean the Secondary Beneficiary if Primary Beneficiary does not survive Employee by at least 30 days, and shall mean the estate of Employee if neither Primary Beneficiary nor Secondary Beneficiary survives the Employee by at least 30 days. Employee shall have the right to change Employee's designation of Primary Beneficiary and/or Secondary Beneficiary from time to time in such manner as shall be required by the Bank, it being agreed that no change in Beneficiary shall be effective until acknowledged in writing by the Bank. (If Beneficiary is to be irrevocable, strike and initial previous sentence.)

7.   Notices to Employee (Member) shall be sent as follows:

     Name
         -----------------------------------------------------------------------
     Street Address or
     Post Office Box No.
                        --------------------------------------------------------
     City and State                             Zip Code
                    ---------------------------          ----------------------

     IN WITNESS WHEREOF, Stock Yards Bank & Trust Co. and Employee have executed this Exhibit 2 as of the_____________________________________________________day
of _________________________,  19____________.

Employee:                                           STOCK YARDS BANK & TRUST CO.
By:

                                         By:
--------------------------------------       ----------------------------------
        (Signature)                                    President

-------------------------------------------
     (Type or print name under signature)

This Exhibit supercedes that Exhibit dated the ______________________________day of _____________________________________,19_________________.

                          STOCK YARDS BANK & TRUST CO.

                     SENIOR OFFICERS SECURITY PLAN AGREEMENT

                             EMPLOYEE PLAN AGREEMENT

                                    EXHIBIT 3

     The undersigned, a Member of the Stock Yards Bank & Trust Co. Senior Officers Security Plan (the "Plan") of Stock Yards Bank & Trust Co. (the "Bank") hereby designates as primary beneficiary and secondary beneficiary under the Plan and my Plan Agreement the following:

Primary Beneficiary:
                     --------------------------------------------------
Secondary Beneficiary:
                       -------------------------------------------------

     All previous beneficiary designations made by me in my Plan Agreement are revoked and any benefits due to be paid by the Bank shall be paid to the above designated beneficiary(ies) in accordance with the terms of the Plan and my Plan Agreement as though the above designated beneficiaries have been originally named in my Plan Agreement. The undersigned acknowledges that this beneficiary designation will not be effective until acknowledged in writing by the Bank in the space provided below.

                     MEMBER:

                     -----------------------------------------------------
                               Signature

Beneficiary Designation herein
acknowledged and approved this
_____________day of _________, 19 _____.

STOCK YARDS BANK & TRUST CO.

By:
     ----------------------------------------------------